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                                                                    EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8) for the registration of 2,400,000 shares of common stock of Endocare, Inc. of our report dated February 14, 1996, with respect to the financial statements and schedule of Endocare, Inc. included in its Annual Report (Form 10-K/A Amendment No. 2) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                               ERNST & YOUNG LLP


Orange County, California
June 30, 1997